NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

MFA SEPARATE ACCOUNTS I AND II
AND
VLI SEPARATE ACCOUNT

ANNUAL REPORT

               MAINSTAY
   VP SERIES FUND, INC.
                      December 31, 1999

This is a Report by the
     MainStay VP Series
                  Fund,
   Inc. for the general
  information of Multi-
     Funded Annuity and
Variable Life Insurance
     policyowners. This
                 Report
does not offer for sale
   or solicit orders to
   purchase securities.

         NEW YORK LIFE
             INSURANCE
           AND ANNUITY
           CORPORATION
                NY Life Logo

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

I am very pleased to present the 1999 Annual Report for the Facilitator(R) Multi-Funded Variable Annuity (MFA) and Variable Life Insurance (VLI) policies issued by New York Life Insurance and Annuity Corporation (NYLIAC).

NYLIAC MFA and VLI policies offer a diversified group of investment options. As a policyowner, you benefit from the experience and professional management of leading investment advisors MacKay Shields LLC and Madison Square Advisors LLC, who work diligently on your behalf. As always, your financial well-being is our goal.

This Annual Report contains valuable information, including financial statements for each of the investment divisions available with our Facilitator(R) Variable Annuity and Variable Life Insurance policies. Policyowners of NYLIAC MFA can refer to page 3 and policyowners of NYLIAC VLI should refer to page 19 for their respective financial statements. Commentaries from the Investment Advisers and reports from the Portfolio Managers are also included in this report.

We owe our financial strength to you, our valued clients, who continue to place your trust in us. This strength, in turn, allows us to keep our financial promises to you. We are dedicated to the values of integrity and humanity, which we employ toward one goal: to be there when our clients need us.

Thank you for making us "The Company You Keep(R)."

/s/ Frederick J. Sievert

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1999

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          --------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund,
    Inc., at net asset value............  $126,387,914   $238,289,278   $ 27,280,581   $ 43,842,395   $  3,496,485   $  5,973,878

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................       413,663      1,086,412         92,040        194,929         11,242         26,413
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $125,974,251   $237,202,866   $ 27,188,541   $ 43,647,466   $  3,485,243   $  5,947,465
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 1,554,678; 3,171,283;
      836,092; 1,454,071; 161,853;
      299,215, respectively.............  $125,974,251   $237,202,866   $ 27,188,541   $ 43,647,466   $  3,485,243   $  5,947,465
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      81.03   $      74.80   $      32.52   $      30.02   $      21.53   $      19.88
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 88,054,649   $160,816,270   $ 29,219,989   $ 46,463,709   $  3,496,484   $  5,973,846
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1999

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    670,906   $  1,264,133   $  1,652,873   $  2,639,858   $    188,684   $    296,081
  Mortality and expense risk charges....    (1,455,690)    (3,759,690)      (391,648)      (839,271)       (49,690)      (109,026)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (784,784)    (2,495,557)     1,261,225      1,800,587        138,994        187,055
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    29,325,228     34,327,310      8,643,622      8,782,624      2,684,019      2,043,642
  Cost of investments sold..............   (18,296,305)   (19,405,732)    (8,847,748)    (8,026,745)    (2,683,992)    (2,043,649)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................    11,028,923     14,921,578       (204,126)       755,879             27             (7)
  Realized gain distribution received...    11,258,814     21,214,052          2,753          4,188              2              3
  Change in unrealized appreciation
    (depreciation) on investments.......     8,108,363     20,201,631     (1,937,481)    (4,174,104)           (31)             1
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....    30,396,100     56,337,261     (2,138,854)    (3,414,037)            (2)            (3)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Increase (decrease) attributable to
    funds of New York Life Insurance
    and Annuity Corporation retained
    by Separate Account.................       (77,545)      (198,727)           509            873           (446)          (968)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from operation.  $ 29,533,771   $ 53,642,977   $   (877,120)  $ (1,612,577)  $    138,546   $    186,084
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1999
and December 31, 1998

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              1999              1998              1999              1998
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................  $   (784,784)     $   (566,336)     $ (2,495,557)     $ (1,948,673)
    Net realized gain (loss) on investments.............    11,028,923         6,358,217        14,921,578        13,009,953
    Realized gain distribution received.................    11,258,814         9,090,185        21,214,052        15,881,971
    Change in unrealized appreciation (depreciation) on
      investments.......................................     8,108,363        11,324,734        20,201,631        17,478,811
    Increase (decrease) attributable to funds of New
      York Life Insurance and Annuity Corporation
      retained by Separate Account......................       (77,545)          (70,695)         (198,727)         (170,653)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity resulting
        from operations.................................    29,533,771        26,136,105        53,642,977        44,251,409
                                                          ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments......................       596,868           867,915         3,391,122         3,915,025
    Policyowners' surrenders............................   (20,813,746)      (17,529,095)      (31,808,658)      (31,093,451)
    Policyowners' annuity and death benefits............    (1,142,861)         (328,002)         (647,154)         (909,451)
    Net transfers from (to) Fixed Account...............       140,085           636,061          (295,946)          887,298
    Transfers between Investment Divisions..............    (4,422,068)       (1,288,107)         (463,179)          210,211
                                                          ------------      ------------      ------------      ------------
      Net contributions and withdrawals.................   (25,641,722)      (17,641,228)      (29,823,815)      (26,990,368)
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.............     3,892,049         8,494,877        23,819,162        17,261,041
TOTAL EQUITY:
    Beginning of year...................................   122,082,202       113,587,325       213,383,704       196,122,663
                                                          ------------      ------------      ------------      ------------
    End of year.........................................  $125,974,251      $122,082,202      $237,202,866      $213,383,704
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        1999           1998           1999           1998           1999           1998           1999           1998
    -----------------------------------------------------------------------------------------------------------------
    $  1,261,225   $  1,235,939   $  1,800,587   $  1,797,254   $    138,994   $    177,364   $    187,055   $    226,891
        (204,126)       238,703        755,879      1,141,108             27              3             (7)           (85)
           2,753        802,262          4,188      1,353,476              2             --              3             --
      (1,937,481)       108,930     (4,174,104)      (453,461)           (31)            27              1            126
             509         (5,876)           873        (14,113)          (446)          (549)          (968)        (1,129)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (877,120)     2,379,958     (1,612,577)     3,824,264        138,546        176,845        186,084        225,803
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         240,297        380,797        945,509      1,248,734         31,024         22,211        261,881        256,021
      (6,691,341)    (6,440,695)    (7,737,790)    (9,697,341)    (2,163,184)    (1,384,586)    (1,853,807)    (1,679,773)
        (402,399)       (97,091)      (183,129)      (254,292)       (10,120)         1,261        (24,579)       (68,684)
         383,717        117,867       (227,092)       129,666         35,448         (5,137)       (24,848)         1,871
       3,376,669        997,456       (278,051)      (565,295)     1,050,777        276,610        743,395        357,038
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (3,093,057)    (5,041,666)    (7,480,553)    (9,138,528)    (1,056,055)    (1,089,641)      (897,958)    (1,133,527)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (3,970,177)    (2,661,708)    (9,093,130)    (5,314,264)      (917,509)      (912,796)      (711,874)      (907,724)
      31,158,718     33,820,426     52,740,596     58,054,860      4,402,752      5,315,548      6,659,339      7,567,063
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 27,188,541   $ 31,158,718   $ 43,647,466   $ 52,740,596   $  3,485,243   $  4,402,752   $  5,947,465   $  6,659,339
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1999

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          --------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $148,830,828   $ 22,275,150   $ 47,672,629   $  4,820,316   $  5,703,576   $    834,386

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................       489,947        101,960        149,741         21,245         18,314          3,274
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $148,340,881   $ 22,173,190   $ 47,522,888   $  4,799,071   $  5,685,262   $    831,112
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 1,830,706; 296,444;
      1,455,897; 159,628; 264,020;
      41,813, respectively..............  $148,340,881   $ 22,173,190   $ 47,522,888   $  4,799,071   $  5,685,262   $    831,112
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      81.03   $      74.80   $      32.64   $      30.06   $      21.53   $      19.88
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $103,946,611   $ 15,546,820   $ 51,312,447   $  5,146,257   $  5,703,572   $    834,387
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1999

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          --------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    791,301   $    118,040   $  2,840,740   $    291,056   $    288,017   $     36,202
  Mortality and expense risk charges....    (1,739,188)      (348,894)      (619,095)       (90,325)       (75,639)       (13,310)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (947,887)      (230,854)     2,221,645        200,731        212,378         22,892
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    39,004,304      2,946,551      8,344,899        748,637      3,030,952        595,199
  Cost of investments sold..............   (24,676,602)    (1,755,549)    (8,409,670)      (734,155)    (3,030,911)      (595,195)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................    14,327,702      1,191,002        (64,771)        14,482             41              4
  Realized gain distribution received...    13,279,222      1,980,884          4,411            452              3             --
  Change in unrealized appreciation
    (depreciation) on investments.......     8,518,794      2,078,624     (3,590,007)      (390,084)           (47)            (5)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....    36,125,718      5,250,510     (3,650,367)      (375,150)            (3)            (1)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Increase (decrease) attributable to
    funds of New York Life Insurance
    and Annuity Corporation retained
    by Separate Account.................       (92,516)       (18,374)           900            102           (671)          (117)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
       equity resulting from operations.  $ 35,085,315   $  5,001,282   $ (1,427,822)  $   (174,317)  $    211,704   $     22,774
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1999
and December 31, 1998

                                                                                      COMMON STOCK
                                                                                  INVESTMENT DIVISIONS
                                                           ------------------------------------------------------------------
                                                                   SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                      POLICIES                            POLICIES
                                                           ------------------------------      ------------------------------
                                                               1999              1998              1999              1998
                                                           ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss).........................  $   (947,887)     $   (650,333)     $   (230,854)     $   (173,745)
    Net realized gain (loss) on investments..............    14,327,702         5,393,836         1,191,002         1,049,228
    Realized gain distribution received..................    13,279,222        11,049,518         1,980,884         1,423,685
    Change in unrealized appreciation (depreciation) on
      investments........................................     8,518,794        15,285,530         2,078,624         1,681,228
    Increase (decrease) attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account...................................       (92,516)          (83,962)          (18,374)          (15,209)
                                                           ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity resulting
        from operations..................................    35,085,315        30,994,589         5,001,282         3,965,187
                                                           ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments.......................        99,271            13,517           194,032           219,509
    Policyowners' surrenders.............................   (20,510,328)      (14,197,642)       (1,956,076)       (1,843,270)
    Policyowners' annuity and death benefits.............    (2,757,638)       (1,742,537)         (115,775)         (239,308)
    Net transfers from (to) Fixed Account................       813,884         1,087,585          (123,361)          (34,395)
    Transfers between Investment Divisions...............   (13,096,677)         (644,487)            8,883          (213,208)
                                                           ------------      ------------      ------------      ------------
      Net contributions and withdrawals..................   (35,451,488)      (15,483,564)       (1,992,297)       (2,110,672)
                                                           ------------      ------------      ------------      ------------
        Increase (decrease) in total equity..............      (366,173)       15,511,025         3,008,985         1,854,515
TOTAL EQUITY:
  Beginning of year......................................   148,707,054       133,196,029        19,164,205        17,309,690
                                                           ------------      ------------      ------------      ------------
  End of year............................................  $148,340,881      $148,707,054      $ 22,173,190      $ 19,164,205
                                                           ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        1999           1998           1999           1998           1999           1998           1999           1998
    -----------------------------------------------------------------------------------------------------------------
    $  2,221,645   $  1,741,673   $    200,731   $    188,479   $    212,378   $    247,868   $     22,892   $     24,959
         (64,771)       136,214         14,482        126,842             41             17              4              3
           4,411      1,134,926            452        141,013              3             --             --             --
      (3,590,007)       394,096       (390,084)       (61,254)           (47)            23             (5)             1
             900         (8,365)           102         (1,451)          (671)          (758)          (117)          (121)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,427,822)     3,398,544       (174,317)       393,629        211,704        247,150         22,774         24,842
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          23,548        (83,812)        77,731         82,767         48,287         24,345         13,471         14,107
      (6,463,773)    (6,156,145)      (558,266)      (730,095)    (2,181,374)      (998,881)       (91,760)      (147,788)
        (696,598)      (600,364)       (80,414)      (132,284)       (97,614)       (53,573)        (9,043)          (120)
         (27,434)       281,773         57,101          4,704         28,102         12,618         20,195          1,306
      11,773,531        328,723        (31,331)         9,933      1,318,201        314,490         22,591        202,684
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,609,274     (6,229,825)      (535,179)      (764,975)      (884,398)      (701,001)       (44,546)        70,189
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,181,452     (2,831,281)      (709,496)      (371,346)      (672,694)      (453,851)       (21,772)        95,031
      44,341,436     47,172,717      5,508,567      5,879,913      6,357,956      6,811,807        852,884        757,853
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 47,522,888   $ 44,341,436   $  4,799,071   $  5,508,567   $  5,685,262   $  6,357,956   $    831,112   $    852,884
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non- Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by New York Life Insurance and Annuity Corporation.

  Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation. Effective December 19, 1994, sales of all such policies were discontinued.

  MacKay Shields LLC and Madison Square Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC and Madison Square Advisors LLC are wholly-owned subsidiaries of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company.

  There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I and Separate Account-II and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 1999, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                 GROWTH EQUITY                                          CASH MANAGEMENT
                                                   PORTFOLIO                 BOND PORTFOLIO                PORTFOLIO
                                             ----------------------      ----------------------      ----------------------
                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................     4,550         8,579        2,228         3,581         3,497          5,974
Identified cost*...........................   $88,055      $160,816      $29,220       $46,464       $ 3,496       $  5,974
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................     5,358           802        3,894           394         5,704            834
Identified cost*...........................  $103,947       $15,547      $51,312       $ 5,146       $ 5,704       $    834

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 1999 were as follows:

                                                 GROWTH EQUITY                                          CASH MANAGEMENT
                                                   PORTFOLIO                 BOND PORTFOLIO                PORTFOLIO
                                             ----------------------      ----------------------      ----------------------
                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $14,092       $23,137       $ 6,811       $ 3,068       $ 1,764       $  1,330
Proceeds from sales........................   29,325        34,327         8,644         8,783         2,684          2,044
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $15,798       $ 2,701       $15,189       $   412       $ 2,357       $    573
Proceeds from sales........................   39,004         2,947         8,345           749         3,031            595

--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II are charged for administrative services provided for Flexible Premium Policies, and Single and Flexible Premium Policies are charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 1.25% of the daily net asset value for Single Premium Policies and 1.75% of the daily net asset value for Flexible Premium Policies of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 1999 and December 31, 1998 were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                1999           1998           1999           1998
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued on premium payments............................       9             15             54             76
Units redeemed on surrenders................................    (301)          (316)          (503)          (611)
Units redeemed on annuity and death benefits................     (17)            (3)           (10)            (8)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................       2             12             (5)            17
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (72)           (23)            (8)             3
                                                               -----          -----          -----          -----
    Net decrease............................................    (379)          (315)          (472)          (523)
Units outstanding, beginning of year........................   1,934          2,249          3,643          4,166
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   1,555          1,934          3,171          3,643
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued (redeemed) on premium payments.................       1              1              3              4
Units redeemed on surrenders................................    (297)          (258)           (30)           (38)
Units redeemed on annuity and death benefits................     (41)           (30)            (2)            (2)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      12             19             (2)            (1)
Units issued (redeemed) on transfers between
  Investment Divisions......................................    (200)           (14)            --             (4)
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (525)          (282)           (31)           (41)
Units outstanding, beginning of year........................   2,356          2,638            327            368
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   1,831          2,356            296            327
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      1999       1998       1999       1998       1999       1998       1999       1998
    -------------------------------------------------------------------------------------
         7         12         30         42          1          1         13         14
      (203)      (202)      (254)      (331)      (103)       (68)       (95)       (90)
       (12)        (1)        (6)        (3)        --         --         (1)        (2)
        11          4         (7)         4          2         --         (1)        --
       101         29         (9)       (19)        50         13         38         18
     -----      -----      -----      -----      -----      -----      -----      -----
       (96)      (158)      (246)      (307)       (50)       (54)       (46)       (60)
       932      1,090      1,700      2,007        212        266        345        405
     -----      -----      -----      -----      -----      -----      -----      -----
       836        932      1,454      1,700        162        212        299        345
     =====      =====      =====      =====      =====      =====      =====      =====
         1         (2)         3          3          2          1          1          1
      (196)      (192)       (18)       (27)      (103)       (48)        (5)        (9)
       (21)       (18)        (3)        (2)        (4)        (3)        --         --
        (1)         9          2         --          1          1          1         --
       352         10         (1)        --         62         15          1         11
     -----      -----      -----      -----      -----      -----      -----      -----
       135       (193)       (17)       (26)       (42)       (34)        (2)         3
     1,321      1,514        177        203        306        340         44         41
     -----      -----      -----      -----      -----      -----      -----      -----
     1,456      1,321        160        177        264        306         42         44
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 6--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of Separate Account-I and Separate Account-II:

                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
COMMON STOCK INVESTMENT DIVISIONS                               1999        1998        1997        1996        1995
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $63.13      $50.50      $40.34      $32.81      $25.72
Net investment loss.........................................   (0.46)      (0.27)      (0.24)      (0.12)         --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   18.36       12.90       10.40        7.65        7.09
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $81.03      $63.13      $50.50      $40.34      $32.81
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $63.13      $50.50      $40.34      $32.81      $25.72
Net investment loss.........................................   (0.47)      (0.26)      (0.23)      (0.12)         --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   18.37       12.89       10.39        7.65        7.09
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $81.03      $63.13      $50.50      $40.34      $32.81
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1999        1998        1997        1996        1995
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $58.57      $47.08      $37.80      $30.90      $24.34
Net investment loss.........................................   (0.74)      (0.50)      (0.44)      (0.29)      (0.14)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   16.97       11.99        9.72        7.19        6.70
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $74.80      $58.57      $47.08      $37.80      $30.90
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $58.57      $47.08      $37.80      $30.90      $24.34
Net investment loss.........................................   (0.74)      (0.50)      (0.43)      (0.29)      (0.14)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   16.97       11.99        9.71        7.19        6.70
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $74.80      $58.57      $47.08      $37.80      $30.90
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
BOND INVESTMENT DIVISIONS                                       1999        1998        1997        1996        1995
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $33.44      $31.03      $28.66      $28.44      $24.34
Net investment income.......................................    1.33        1.25        1.42        1.29        1.30
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   (2.25)       1.16        0.95       (1.07)       2.80
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $32.52      $33.44      $31.03      $28.66      $28.44
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $33.57      $31.15      $28.76      $28.54      $24.43
Net investment income.......................................    1.49        1.23        1.42        1.30        1.31
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   (2.42)       1.19        0.97       (1.08)       2.80
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $32.64      $33.57      $31.15      $28.76      $28.54
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1999        1998        1997        1996        1995
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $31.02      $28.93      $26.85      $26.78      $23.03
Net investment income.......................................    1.14        0.98        1.18        1.14        1.16
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   (2.14)       1.11        0.90       (1.07)       2.59
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $30.02      $31.02      $28.93      $26.85      $26.78
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $31.07      $28.98      $26.89      $26.82      $23.07
Net investment income.......................................    1.18        1.00        1.20        1.13        1.15
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   (2.19)       1.09        0.89       (1.06)       2.60
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $30.06      $31.07      $28.98      $26.89      $26.82
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

--------------------------------------------------------------------------------

                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
MONEY MARKET INVESTMENT DIVISIONS                               1999        1998        1997        1996        1995
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $20.80      $20.02      $19.26      $18.57      $17.81
Net investment income.......................................    0.73        0.78        0.76        0.69        0.76
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $21.53      $20.80      $20.02      $19.26      $18.57
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $20.80      $20.02      $19.26      $18.57      $17.81
Net investment income.......................................    0.73        0.78        0.76        0.69        0.76
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $21.53      $20.80      $20.02      $19.26      $18.57
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1999        1998        1997        1996        1995
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $19.29      $18.66      $18.05      $17.48      $16.85
Net investment income.......................................    0.59        0.63        0.61        0.57        0.63
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $19.88      $19.29      $18.66      $18.05      $17.48
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $19.29      $18.66      $18.05      $17.48      $16.85
Net investment income.......................................    0.59        0.63        0.61        0.57        0.63
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $19.88      $19.29      $18.66      $18.05      $17.48
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations, of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the Single and Flexible Premium Policies Common Stock, the Single and Flexible Premium Policies Bond, and the Single and Flexible Premium Policies Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II) at December 31, 1999, and the results of each of their operations, the changes in each of their total equity, and the selected per unit data for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and the selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with the MainStay VP Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 17, 2000

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1999

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund, Inc., at net asset
    value...................................................  $44,360,658     $ 8,960,467     $ 1,656,496

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......       40,048           7,791           1,380
                                                              -----------     -----------     -----------
      Total equity..........................................  $44,320,610     $ 8,952,676     $ 1,655,116
                                                              ===========     ===========     ===========

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners....................................  $44,320,610     $ 8,952,676     $ 1,655,116
                                                              ===========     ===========     ===========
Identified Cost of Investment...............................  $30,505,287     $ 9,657,222     $ 1,656,489
                                                              ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 1999

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME:
  Dividend income...........................................  $   235,008     $   539,065     $    75,818
  Mortality and expense risk charges........................     (134,477)        (31,745)         (5,480)
                                                              -----------     -----------     -----------
      Net investment income.................................      100,531         507,320          70,338
                                                              -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................    3,352,732         887,589         184,993
  Cost of investments sold..................................   (2,161,672)       (910,607)       (184,994)
                                                              -----------     -----------     -----------
      Net realized gain (loss) on investments...............    1,191,060         (23,018)             (1)
  Realized gain distribution received.......................    3,943,796             774               1
  Change in unrealized appreciation (depreciation) on
    investments.............................................    5,025,527        (655,165)             (1)
                                                              -----------     -----------     -----------
      Net gain (loss) on investments........................   10,160,383        (677,409)             (1)
                                                              -----------     -----------     -----------
  Increase (decrease) attributable to funds of New York Life
    Insurance and Annuity Corporation retained by Separate
    Account.................................................       (7,088)             39             (49)
                                                              -----------     -----------     -----------
      Net increase (decrease) in total equity resulting from
        operations..........................................  $10,253,826     $  (170,050)    $    70,288
                                                              ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1999
and December 31, 1998

                                                   COMMON STOCK                    BOND                    MONEY MARKET
                                                INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                             -------------------------   -------------------------   -------------------------
                                                1999          1998          1999          1998          1999          1998
                                             --------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income..................  $   100,531   $   149,558   $   507,320   $   455,963   $    70,338   $    77,681
    Net realized gain (loss) on
      investments..........................    1,191,060       654,205       (23,018)       48,723            (1)          (13)
    Realized gain distribution received....    3,943,796     2,687,134           774       239,545             1            --
    Change in unrealized appreciation
      (depreciation) on investments........    5,025,527     4,181,360      (655,165)       24,227            (1)           23
    Increase (decrease) attributable to
      funds of New York Life Insurance and
      Annuity Corporation retained by
      Separate Account.....................       (7,088)       (5,572)           39          (465)          (49)          (53)
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in total
        equity resulting from operations...   10,253,826     7,666,685      (170,050)      767,993        70,288        77,638
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and withdrawals:
    Policyowners' premium payments.........    1,813,607     1,941,625       810,916       886,143       139,304       165,095
    Cost of insurance......................     (547,746)     (819,756)     (104,553)     (277,068)      (28,765)      (48,252)
    Policyowners' surrenders...............   (3,153,097)   (2,763,667)     (835,408)     (850,657)     (115,775)     (339,185)
    (Withdrawals), net of repayments, due
      to policy loans......................     (384,046)     (492,634)      111,344        37,637        15,745        74,986
    Policyowners' death benefits...........     (161,320)      (44,633)      (56,688)      (13,128)       (5,080)       (2,027)
    Transfers between Investment
      Divisions............................      192,603        61,688      (187,889)      (99,438)       (4,989)       44,740
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        withdrawals........................   (2,239,999)   (2,117,377)     (262,278)     (316,511)          440      (104,643)
                                             -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in total
          equity...........................    8,013,827     5,549,308      (432,328)      451,482        70,728       (27,005)
TOTAL EQUITY:
    Beginning of year......................   36,306,783    30,757,475     9,385,004     8,933,522     1,584,388     1,611,393
                                             -----------   -----------   -----------   -----------   -----------   -----------
    End of year............................  $44,320,610   $36,306,783   $ 8,952,676   $ 9,385,004   $ 1,655,116   $ 1,584,388
                                             ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by New York Life Insurance and Annuity Corporation. Effective July 1, 1988, sales of such policies were discontinued.

  The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  MacKay Shields LLC and Madison Square Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC and Madison Square Advisors LLC are wholly-owned subsidiaries of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company.

  There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the Growth Equity Portfolio, the Bond Investment Division which invests in the Bond Portfolio, and the Money Market Investment Division which invests in the Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to Policyowner instructions.

  No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 1999, the investment in the Mainstay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                      GROWTH EQUITY                              CASH MANAGEMENT
                                                        PORTFOLIO          BOND PORTFOLIO           PORTFOLIO
                                                   -------------------   -------------------   -------------------
                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Number of shares.................................          1,597                   732                 1,657
Identified cost*.................................        $30,505               $ 9,657               $ 1,656

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 1999, were as follows:

                                                      GROWTH EQUITY                              CASH MANAGEMENT
                                                        PORTFOLIO          BOND PORTFOLIO           PORTFOLIO
                                                   -------------------   -------------------   -------------------
                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Purchases........................................        $ 5,157               $ 1,133               $   256
Proceeds from sales..............................          3,353                   888                   185

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

VLI Separate Account is charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 0.35% of the daily net asset value of each Investment Division. New York Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Divisions represents funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the VLI Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in total equity present fairly, in all material respects, the financial position of the Common Stock, Bond, and Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation VLI Separate Account) at December 31, 1999, the results of each of their operations for the year then ended, and the changes in each of their total equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with the MainStay VP Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 17, 2000

--------------------------------------------------------------------------------

To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. In addition, the assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I and NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I may be invested in shares of the Alger American Fund, the Calvert Variable Series, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, MFS Variable Insurance Trust, Morgan Stanley Dean Witter Universal Funds, Inc., T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust, which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on November 16, 1999, executive officers of the Fund were elected. On December 29, 1999, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

/s/ Richard M. Kerman Jr.
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

MAINSTAY VP SERIES FUND, INC. PORTFOLIOS

MACKAY SHIELDS LLC

ADVISER'S REPORT

Market Overview

The main story of the financial markets in 1999 was that stocks rose higher than any other time over the last decade. The best-performing stocks increased in value by thousands of percentage points. All major market indices closed the year at record highs. The S&P 500(R) Index(1) gained 21.04% in 1999 and underperformed the Dow Jones Industrial Average(2), which returned 27.2%. NASDAQ(3) returned more than 85%, with the highest-returning stocks skewing the results. More than half the gain occurred after November 3, when the NASDAQ reached 3000. Even small stocks rebounded in 1999, led by Internet stocks. At the beginning of the year, market pundits were doubtful that four years of double digit S&P 500(R) returns could continue for another year, but that is exactly what happened. Despite the economy's 4% growth rate, inflation remained low and interest rates, though rising, were still relatively low.

However, the unprecedented S&P 500(R) returns masked the huge gulfs between what outperformed and what underperformed. Technology issues posted the most positive results, with the average technology fund returning almost 114%. Investors seem to have divided into two camps regarding this volatile sector. The fans assert the high returns are indicative of a new era of technological innovation, which is changing the economy and is shifting the way business is done. Skeptics on the other hand, believe the high returns are proof that the bull market has turned into a mania with a probable poor ending. Stocks associated with the information revolution have been bid up to stellar heights, while the older economy stocks have generally languished. In fact, over half the stocks on the New York Stock Exchange, the S&P 500(R) and NASDAQ are selling at lower prices today than they did on January 1, 1999. About two-thirds of the stocks on the New York Stock Exchange were at least 20 percent below their 52-week highs. Without technology and telecom stocks, the S&P 500(R) would have shown little if any gain.

1999 also saw the U.S. stock market lag the rest of the world for the first time in four years. According to Morgan Stanley Capital International EAFE Index (MSCI EAFE Index)(4), the U.S. market gained 20.86% versus a 28.8% return for the rest of the world's stock markets. Leading the international fray were emerging markets which rebounded from a dismal 1998 to a gain of more than 63%. Europe kept pace with the U.S., however, currency moves of the Euro vs. the dollar eroded most gains for American investors. The biggest surprise was Japan, which increased 60.6% in U.S. dollar terms.

In contrast to the ebullient stock market, bonds suffered their worst year since 1994, and second worst year since 1973. Rising interest rates, inflation fears and Y2K jitters all contributed to the Lehman Brothers Aggregate Bond Index(5) loss of more than 50 basis points (0.50%), compared to a positive 8.69% return in 1998. What investors usually think of as the safest bonds, Treasuries, fell more than 14%, after returning more than 17% last year. Yields moved accordingly. By year end, the 30-year Treasury bond was yielding 6.48%, up from 5.10% at the beginning of the year. Only emerging market debt provided a positive return, increasing 23.6%.

--------------------------------------------------------------------------------

Looking forward, diversification, asset allocation and a long term investment plan may be effective tools for any investor as the markets remain unpredictable and continue their volatility.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay Shields LLC

(1) "Standard & Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
(3) "NASDAQ Composite Index" is an unmanaged index and is considered generally representative of the U.S. small capitalization stock market.
(4) Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is an unmanaged index of the securities of over 1,000 companies traded on the markets of Europe, Australasia, and the Far East.
(5) Lehman Brothers Aggregate Bond Index is an unmanaged index of more than 5,000 taxable government, investment-grade corporate and mortgage backed securities. Results assume the reinvestment of all income and capital gains distributions.

--------------------------------------------------------------------------------

MADISON SQUARE ADVISORS LLC

ADVISER'S REPORT

Market Overview

During 1999, stocks and bonds experienced a dramatic divergence in investment returns. Strong domestic economic growth, impressive corporate earnings gains, and modest inflationary pressure combined with the widespread recognition of the importance and reality of the technology and communications revolution, resulted in a fifth consecutive year of double-digit returns for the U.S. equity markets. However, in recognition of this robust growth, the Federal Reserve Bank shifted to a restrictive monetary policy from accommodative and raised the Federal Funds rate three different times. As a consequence and in anticipation of future tightening, the yield on 10 year Treasury bonds increased by over 1 3/4%, reaching 6.44% by year-end. This significant increase in interest rates produced returns for fixed income investments in a range of low single digit negative to positive returns.

As we begin 2000, we anticipate that economic growth in the U.S. will remain strong. We see a modest pick-up in inflation associated with higher energy prices and labor costs, partially offset by continued limitations on pricing power associated with worldwide excess industrial capacity. We anticipate that economic growth overseas will be stronger than that of the U.S. and believe that the U.S. dollar will experience downward pressure relative to other major currencies. These factors should produce some pressure on profit margins of U.S. corporations, especially those without leading positions in their respective marketplaces.

We believe that upward pressure on interest rates will continue as inflationary pressure increases. Separately, one of the most powerful factors for the bond market will be stock market volatility which should have an especially strong impact on market technicals, increasing the risk associated with spread fixed income products despite positive fundamentals.

Looking forward, we believe that the upcoming year will present some challenges, especially for equity investors accustomed to the returns of the recent past. We perceive that valuation levels for certain sectors may come under attack. Nevertheless, we are continuing to benefit from fundamental factors such as technological innovation, deregulation, improved inventory management, and increased global trade. Such powerful factors lead us to remain positive in our outlook for the investment environment.

Jean E. Hoysradt
President, Madison Square Advisors LLC
Senior Vice President
in Charge of the Investment Department,
New York Life Insurance Company

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
Three major factors impacted the money markets over the year ending December 31, 1999 -- strong domestic economic growth, Federal Reserve ("Fed") actions, and liquidity concerns surrounding Y2K. These factors combined to push yields on short-term money market securities significantly higher.

Rapid U.S. economic growth, benign inflation, low unemployment, and a spectacular run-up in the U.S. equity market resulted in strong consumer spending in 1999. Concerned about the pace of economic growth and the possibility of inflation, the Federal Reserve raised the targeted federal funds rate three times in 1999 -- on June 30, August 24, and November 16 -- by 0.25% each time. The year ended with the targeted federal funds rate at 5.50% and the discount rate at 5.00%.

Money market investors and issuers alike believed liquidity would be scarce as the end of the year approached and concern over Y2K heightened. Both corporate and asset-backed issuers flooded the market with paper early on, hoping to secure their year-end financing. The resulting supply of debt securities caused both interest rates and credit spreads to increase substantially during the summer.

To help calm the markets and ensure liquidity in the financial markets leading up to the end of the year, the Federal Reserve announced in October that it would provide the market with several temporary liquidity programs. One such program was a repurchase-agreement facility with expanded collateral guidelines to include pass-through mortgage securities of GNMA, FHLMC, and FNMA, STRIP securities of the U.S. Treasury, and "stripped" securities of other government agencies. The Federal Reserve also established a temporary standby financing facility. As with most other secular Y2K fears, the money markets' liquidity concerns turned out to be for naught.

STRONG RELATIVE PERFORMANCE
For the twelve months ended December 31, 1999, the Portfolio returned 4.84%, exceeding the 4.75% return of the average Lipper(1) Variable Products Money Market Portfolio over the same period.

STRATEGIC MATURITY AND SECTOR POSITIONING
During the first half of the year, we lengthened the maturity of the Portfolio relative to the average money-market fund when we felt that short-term interest rates had already priced in more than a 0.25% increase in the federal funds rate even before the Fed made its first official tightening move at the end of June. This maturity-extending strategy proved effective for Portfolio performance as the portfolio benefited from the higher rates during this time. Also, when interest rates declined after the June 30, 1999 Federal Reserve rate hike, the Portfolio had a comparatively smaller percentage of its assets to reinvest at the lower rates.

Early in the fourth quarter, we positioned the Portfolio to be able to provide sufficient liquidity during the months of December and January. We also arranged to have a certain percentage of the securities in the Portfolio maturing daily during the months just preceding and following the new year. In October 1999, we also began to invest in securities maturing after January 1, 2000. The yields on these securities further benefited Portfolio performance. As of December 31, 1999, the Portfolio's average maturity stood at 58 days.

HIGH CREDIT QUALITY
The Portfolio's investments throughout the year centered on floating-rate notes, bank certificates of deposit (CDs), commercial paper, and asset-backed commercial paper. We primarily invested the Portfolio in securities of finance, insurance, brokerage, industrial, banks, and bank holding companies. We continued to invest only in first-tier securities, or generally those money-market instruments in the highest rating category. The Portfolio did not invest in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Portfolio's concentration on the highest-quality securities helped manage portfolio risk.

LOOKING AHEAD
As the Federal Reserve Board's 1999 interest-rate increases filter through the economy, we believe they may help contain inflationary pressures and slow economic growth in the first half of 2000. Although the consumer remains confident, higher borrowing costs and fewer opportunities to increase disposable income will likely temper spending patterns. For example, current 30-year mortgage rates offer far less incentive to refinance than those available at the beginning of 1999. We believe business spending, however, may be on the rise early in the year 2000, as cash set aside for potential Y2K compliance issues is redirected to capital spending.

Recent comments by Federal Reserve officials continue to indicate that they view the tight labor market as an imminent inflationary risk. The Fed does not believe that the "new economy" repeals the old rules of supply and demand, which means we may see further moves to raise rates during the first part of the new year.

The degree of tightening and the timing of the Federal Reserve's next moves will be key to U.S. money-market performance. For the near term, we will likely manage the Portfolio with a shorter maturity than in 1999 to be well positioned for any potential rate increases. We also intend to remain focused on quality, as the Portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Edward Munshower
Claude Athaide
Portfolio Managers
MacKay Shields LLC

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

    Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

    Though an investment in a money market portfolio is generally considered to be protected from market risk, this investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in this Portfolio.

MAINSTAY VP BOND PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
Early in the year, investor sentiment shifted from an accommodating/neutral Federal Reserve Bank ("Fed") to a restrictive Federal Reserve Bank. Concerns about the Fed in conjunction with rising oil prices, a robust stock market and the potential for strong economic growth and rising inflation put selling pressure on domestic fixed income assets in 1999. Corporate bonds outperformed U.S. Treasury securities during the year, with lower quality assets outperforming higher quality assets in the investment grade sector. The additional income generated by corporate bonds contributed to the majority of this sector's strong performance relative to U.S. Treasury securities.

PERFORMANCE/MARKET REVIEW
For the year ended December 31, 1999, the MainStay VP Bond Portfolio had a return of -1.53%, outperforming both the average portfolio in its Lipper(1) peer group (Corporate Debt A Rated), which returned -1.96% and the Merrill Lynch Corporate and Government Master Index(2), which returned -2.05%. Market risk was limited by maintaining a relatively neutral duration posture throughout the year. Credit risk was limited by maintaining an average quality of the investments in the Portfolio of at least AA(3) throughout the year.

Expectations of a restrictive Federal Reserve Bank assisted in putting severe pressure on interest rates in 1999. During the course of the year, the Fed tightened rates three times, raising the Federal Funds target to 5.50%. The U.S. bond market experienced a significant trade off in 1999. Most investment grade bond sectors experienced negative returns for the year. The yield on the ten-year U.S. Treasury note increased 179 basis points (1.79%).

PORTFOLIO STRATEGY
The Portfolio continued to maintain a concentration in lower quality investment grade corporate bonds. This asset allocation worked well as these securities outperformed in their sector.

The Portfolio increased its allocation to the mortgage-backed sector significantly during the course of the year. The majority of this asset shift came from the U.S. Treasury sector. We took these actions because of our belief that reduced pre-payments in the mortgage-backed sector associated with rising interest rates, generally result in a strong relative performance versus U.S. Treasuries.

Our adjustments to the Portfolio during the year added some call risk to the Portfolio. However, the Portfolio's overall structure continued to be consistent with our long-term conservative approach to managing the Portfolio. We will continue to monitor the Portfolio and make the necessary adjustments that our interest rate forecast dictates.

LOOKING AHEAD
The prospect of a restrictive Federal Reserve Bank should continue to put upward pressure on U.S. Treasury yields. Lower quality assets should outperform as investors' risk tolerance increases with fading Y2K, liquidity and supply concerns. We believe asset allocation trades precipitated by volatility in the stock market will continue to have a powerful effect on interest rates.

Albert R. Corapi, Jr.
Celia M. Holtzberg
Portfolio Managers
Madison Square Advisors LLC

                            $10,000 INVESTED IN THE
                           MAINSTAY VP BOND PORTFOLIO
                   ON 1/23/84 VS MERRILL LYNCH CORPORATE AND
            GOVERNMENT MASTER INDEX AND THE CONSUMER PRICE INDEX(4)
Line Chart

                                                                             MERRILL LYNCH CORPORATE
                                                                              AND GOVERNMENT MASTER
                                                     BOND PORTFOLIO                   INDEX               CONSUMER PRICE INDEX
                                                     --------------          -----------------------      --------------------
1/23/84                                                    10000                       10000                       10000
1984                                                       11028                       11422                       10365
1985                                                     13370.4                       13583                     10758.9
1986                                                     15532.3                     15706.1                     10877.2
1987                                                       17637                     16035.9                     11359.1
1988                                                       17390                     17273.9                     11861.1
1989                                                     19396.9                     19714.7                     12412.7
1990                                                     20948.6                     21388.4                     13171.1
1991                                                     24390.5                     24787.1                     13574.1
1992                                                     26373.4                     26690.7                     13967.8
1993                                                       29380                     29642.7                     14351.9
1994                                                       28384                     28673.4                     14735.1
1995                                                     33581.1                     34138.5                     15065.2
1996                                                     34269.5                       35132                     15563.8
1997                                                     37576.5                     38567.9                     15828.4
1998                                                       42243                       41004                       16083
1999                                                       40376                       41377                       16514

  One Year: -1.53%       Five Years: 7.30%       Ten Years: 7.60%
  Since Inception: 9.26% (1/23/84)

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.
(3) Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree.
(4) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The U.S. equity market experienced its fifth consecutive year of double-digit returns in 1999. Strong domestic economic growth and impressive corporate earnings gains combined with modest inflation to positively influence the market, sending equity valuations to historically high levels, despite rising interest rates.

In retrospect, we believe that 1999 will be remembered as a year in which momentum investing generated superior returns. Investors continued to pay increasingly higher prices for future earnings growth potential, while virtually ignoring many relatively cheaper stocks with more predictable earnings trends. This environment created a favorable backdrop for new equity issues, the majority of which came from the technology and Internet-related sectors. These new issues received a good deal of media attention, as investors placed extreme valuations on a small number of stocks with limited operating history.

Favorable supply/demand dynamics also became a dominant influence in 1999, benefiting the U.S. equity market overall. Demand was bolstered by the continued growth of U.S. equity mutual funds and from inflows of foreign money due to the strength of the U.S. dollar. At the same time, supply contracted with a level of merger and acquisition activity in 1999 that surpassed the previous year's record pace.

PORTFOLIO REVIEW
For the twelve months ended December 31, 1999, the MainStay VP Growth Equity Portfolio returned 29.96%. The Portfolio outperformed the S&P 500(R) Index(1) return of 21.04% for the same period but underperformed the average Lipper(2) Variable Products Growth Portfolio, which returned 31.47% during the same period.

Our ability to reposition the Portfolio's blend of value and growth stocks and shift the Portfolio's style emphasis during the year had a positive impact on the Portfolio's performance while helping us manage volatility.

STRATEGIC STYLE AND SECTOR ALLOCATION
The Portfolio entered 1999 with a strong growth bias. Early in March, however, we began moving into some value-oriented stocks, as corporate earnings started to come in ahead of expectations. The market maintained its value bias through mid-June, when growth stocks, led by technology issues, reestablished their market leadership. We moved the Portfolio's holdings back toward more growth-oriented equities as soon as it became apparent that the market's move into traditional value stocks was going to be short-lived, despite continued strong earnings growth. Although value stocks have historically outperformed when earnings are accelerating, we believed that the underlying growth trend in the technology sector would enable that group to outpace traditional value stocks in this cycle.

Given this view, we moderately overweighted the Portfolio in technology, the market's best performing sector, through most of the year. Although Internet stocks gathered most of the headlines in 1999, the Portfolio profited by investing primarily in Internet-infrastructure companies, enabling the growth of this medium. We also added to the Portfolio's positions in the semiconductor industry, where we saw favorable supply/demand dynamics that we believe may remain in place throughout the year 2000.

One of the Portfolio's best-performing holdings was Nortel Networks (+304%), a telecommunications equipment manufacturer that benefited from its ability to offer integrated network solutions spanning data and telephony. Another strong performer for the Portfolio was Sun Microsystems (+261%), a leading network integration company that has been a major beneficiary of the ongoing growth in servers. Texas Instruments (+126%) is a leading semiconductor manufacturer that capitalized on the growth in digitalization. Finally, two companies that we highlighted last year, EMC (+157%), the dominant provider of memory storage for computers, and Cisco Systems (+130%), the preeminent provider of networking and communications equipment, were once again among the Portfolio's strongest performers in 1999.

The Portfolio's most significant purchase during the year was Cendant, a franchiser and direct marketer. We bought the stock based upon the company's attractive relative valuation and our expectation that the company's well-publicized shareholder lawsuit would be favorably resolved. The Portfolio was rewarded with a 34% return from the stock, as the lawsuit ended positively for the company and Liberty Media made a $400 million investment in Cendant.

Perhaps the worst performers in the Portfolio were Kroger and Safeway, two of the nation's largest supermarket operators, which suffered as investors turned their attention to faster-growing industries. We sold the Portfolio's position in Safeway in November. We continue to hold Kroger, believing that the market has undervalued its future earnings growth potential. Impacted by rising interest rates, Freddie Mac, the government sponsored mortgage provider, was another poor performer, despite strong earnings performance. Our most significant sale of the year was Iridium World Communications, a satellite phone provider. Having sold the position in February at about $25 per share, the prudence of our action was proven when the company filed for bankruptcy later in 1999, rendering its stock virtually worthless.

LOOKING AHEAD
We maintain a positive outlook for the year 2000. At the same time, however, we believe that U.S. equity market performance will likely be more moderate than in the last few years. First, although inflation at the consumer level has remained modest throughout the current economic expansion, any Federal Reserve action may impact the market. Second, while we continue to believe in the role of technology and the Internet over the long term, we are concerned about the valuation parameters attached to many of these stocks. Eventually, these companies will have to be evaluated for their real earnings and profitability and not solely on potential revenue growth. We intend to seek companies that are early adapters of technology in all sectors, as we believe they will be the greatest beneficiaries of the information revolution. We also plan to remain attentive to valuations as we search for attractive growth stocks trading at discounts to their true potential. No matter where the markets may move, the Portfolio will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
Madison Square Advisors LLC

                            $10,000 INVESTED IN THE
                      MAINSTAY VP GROWTH EQUITY PORTFOLIO
                          ON 1/23/84 VS S&P 500(R) AND
                          THE CONSUMER PRICE INDEX(3)

                                 [LINE CHART]

                                                 GROWTH EQUITY PORTFOLIO           S&P 500(R)             CONSUMER PRICE INDEX
                                                 -----------------------           ----------             --------------------
1/23/84                                                    10000                       10000                       10000
1984                                                        9824                       10755                       10365
1985                                                     12162.1                     14199.8                     10758.9
1986                                                     12648.6                     16833.9                     10877.2
1987                                                     13035.6                     17712.6                     11359.1
1988                                                     14791.5                     20691.9                     11861.1
1989                                                     18632.9                       27216                     12421.7
1990                                                     17535.4                     26350.6                     13171.1
1991                                                     23472.9                     34405.9                     13574.1
1992                                                     26423.5                     37051.8                     13967.8
1993                                                     30046.1                     40753.2                     14351.9
1994                                                     30406.7                     41278.9                     14735.1
1995                                                     39273.3                     56791.5                     15065.2
1996                                                     48895.2                     69829.6                     15563.8
1997                                                       61975                       93111                       15828
1998                                                       78454                      119723                       16083
1999                                                      101959                      144912                       16514

One Year: 29.96%  Five Years: 27.38%  Ten Years: 18.53%
Since Inception: 15.68% (1/23/84)

(1) "Standard & Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500(R) is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(3) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

                                    GLOSSARY

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

BASIS POINT: One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

BOTTOM-UP INVESTING: Security selection based on the specific portfolio fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

BULL MARKET/BEAR MARKET: A bull market occurs when security prices are rising; a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

CALL OPTION: A security that gives its holder the right, but not the obligation, to buy 100 shares of common stock at a fixed price (the option's strike price) for a fixed period of time.

CALL RISK: A bondholder's risk that the bond may be redeemed by the issuer prior to maturity.

CAPITALIZATION: The amount of outstanding equity and debt a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

COMMERCIAL PAPER: Short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations, and other borrowers to investors with temporarily idle cash. Such instruments are unsecured and usually discounted, although some are interest-bearing. They can be issued directly -- direct issuers do it that way -- or through brokers equipped to handle the enormous clerical volume involved. Issuers like commercial paper because the maturities are flexible and because the rates are usually marginally lower than bank rates. Investors -- actually lenders, since commercial paper is a form of debt -- like the flexibility and safety of an instrument that is issued only by top-rated concerns and is nearly always backed by bank lines of credit. Both Moody's and Standard & Poor's assign ratings to commercial paper.

COMMODITIES: Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

CREDIT RISK: The risk that the issuer of a security may go into bankruptcy or default on payments, causing the investor to lose all or part of the investment.

CYCLICALS (CYCLICAL STOCK): A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DURATION: A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

EARNINGS PER SHARE: The portion of a company's profit allocated to each share of outstanding common stock.

EMERGING MARKETS: Countries with smaller or more recently established capital markets.

FEDERAL RESERVE BOARD: The seven member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy and regulates the purchase of securities on margin.

FIRST-TIER/SECOND-TIER: Money market instruments in the highest rating category by two or more major rating agencies are called first-tier or top-tier securities, while securities in the second-highest rating category by two or more major rating agencies are referred to as second-tier securities.

FLOATING RATE NOTE: Debt instrument with a variable interest rate. Interest adjustments are made periodically, often every six months, and are tied to a money-market index such as Treasury bill rates. Floating rate notes usually have a maturity of about five years. They provide holders with protection against rises in interest rates, but pay lower yields than fixed rate notes of the same maturity. Also known as a FLOATER.

GROSS DOMESTIC PRODUCT (GDP): The total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.

GROWTH VERSUS VALUE: Growth investments typically include stocks with rising prices and positive earnings trends. Value investments typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.

HIGH MULTIPLE ISSUES: Represent the highest price-to-earnings companies in the market. They are considered expensive relative to their earnings.

INFLATION/DEFLATION: Inflation is an increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines. Deflation is a reduction in the cost of goods over time. When deflation occurs, the purchasing power of the dollar increases.

LEVERAGED DERIVATIVES: Financial instrument whose value is based on another security, such as an option, and whose purchase has been financed with credit.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

MERGERS AND ACQUISITIONS: A merger is a combination of two companies. An acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

PREPAYMENT: When mortgage or loan holders repay their obligations before they mature, shortening the stream of interest payments investors receive.

PRICE-TO-BOOK VALUE RATIO: Comparison of a company's market price per share and its book value per share to determine how much above its "real" value the company is selling.

PRICE-TO-EARNINGS RATIO: The price of a stock divided by its earnings per share.

PUT OPTION: A security that gives its holder the right to sell 100 shares of common stock at a fixed price for a fixed period of time.

REAL ESTATE INVESTMENT TRUST (REIT): A publicly traded company that purchases and manages a portfolio of real estate properties for the benefit of shareholders.

RESTRUCTURING: Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plant and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

SPIN-OFF: A form of corporate divestiture that results in a subsidiary or division becoming an independent company.

SPLIT ISSUES (SPLIT-RATED ISSUES): Securities rated top tier by one credit rating agency and second tier by another.

SUPPLY AND DEMAND: In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

In the stock market, an oversupply of a product or service can reduce demand and lower stock prices. When demand increases relative to supply, stock prices may recover.

TIGHTEN/EASE: When the Federal Reserve Board moves to raise interest rates, it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

WEIGHTING: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighted in a sector or country when that portion of the portfolio is greater than the sector's general relationship to the market as a whole or the country's total equities relative to the international equity markets as a whole.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

YIELD SPREAD: The difference in yield between securities in different market sectors, such as government and mortgage-backed securities -- or between different securities in a single sector, such as 2- and 30-year Treasuries or PRIME-1 and PRIME-2 rated commercial paper.

Y2K:  A reference to the Year 2000.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

------------


SHORT-TERM
INVESTMENTS (103.1%)+
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
ASSET-BACKED SECURITIES (5.1%)
AT&T Corp.
 6.14%, due 7/13/00 (a)(b)(c).....  $4,000,000   $  3,999,797
 6.18%, due 8/7/00 (a)(b)(c)......   3,000,000      2,999,364
New Holland Equipment
 Recreation Trust
 6.15%, due 11/15/00 (a)(c).......   3,188,510      3,188,510
Riverwoods Funding Corp.
 6.00%, due 2/11/00...............   3,000,000      2,979,500
 6.03%, due 1/26/00...............   3,000,000      2,987,437
 6.08%, due 1/13/00...............   3,000,000      2,993,920
SBC Communications Inc.
 5.80%, due 3/6/00 (a)............   4,000,000      3,958,111
                                                 ------------
                                                   23,106,639
                                                 ------------
CERTIFICATES OF DEPOSIT (13.2%)
ABN Amro Bank Chicago
 5.50%, due 6/5/00 (c)............   2,000,000      1,999,590
Bank of North America
 6.17%, due 12/6/00 (b)(c)........   4,000,000      4,005,369
Bayerische Hypo Vereinbank New
 York
 6.38%, due 5/15/00 (b)(c)........   4,000,000      3,998,610
Bayerische Landesbank New York
 5.12%, due 3/21/00 (c)...........   2,000,000      1,999,074
Commerzbank AG New York
 5.01%, due 1/10/00 (c)...........   2,000,000      1,999,995
 5.09%, due 2/16/00 (c)...........   2,000,000      1,999,915
 5.16%, due 2/25/00 (c)...........   2,000,000      1,999,879
 6.39%, due 4/10/00 (c)...........   2,000,000      1,999,783
Deutsche Bank New York
 5.02%, due 1/11/00 (c)...........   2,000,000      2,000,021
 5.06%, due 2/8/00 (c)............   2,000,000      1,999,930
 5.25%, due 5/18/00 (c)...........   2,000,000      1,998,639
Lloyds Bank PLC New York
 5.65%, due 7/17/00 (c)...........   3,000,000      2,999,376
Nationsbank North America
 4.99%, due 1/11/00 (c)...........   2,000,000      1,999,995
Rabobank Nederland N.V. New York
 5.29%, due 5/19/00 (c)...........   2,000,000      1,999,597
 5.60%, due 6/14/00 (c)...........   2,000,000      1,999,566
San Paolo New York
 5.90%, due 3/7/00 (c)............   5,000,000      4,998,074
Societe Generale New York
 5.29%, due 3/3/00 (c)............   2,000,000      1,999,771
Svenska Handelsbanken New York
 5.23%, due 3/1/00 (c)............   2,000,000      1,999,810
UBS AG Stamford Connecticut
 5.29%, due 3/1/00 (c)............   2,000,000      1,999,887
 5.34%, due 5/30/00 (c)...........   2,000,000      1,999,605
 6.24%, due 12/6/00 (c)...........   5,000,000      4,999,064
Westdeutsche Landesbank New York
 6.01%, due 6/6/00 (c)............   4,000,000      4,000,000
Wells Fargo Co. Series J
 6.01%, due 3/10/00 (b)(c)........   3,000,000      2,998,768
                                                 ------------
                                                   59,994,318
                                                 ------------

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (71.3%)
Abbey National North America
 5.90%, due 1/5/00................  $3,000,000   $  2,998,033
 6.18%, due 1/10/00...............   4,000,000      3,993,820
Alliance & Leicester PLC
 6.03%, due 2/4/00 (a)............   3,000,000      2,982,915
Allianz of America Finance Corp.
 5.80%, due 4/18/00 (a)...........   4,000,000      3,930,400
 5.92%, due 3/7/00 (a)............   4,000,000      3,956,587
American Express Credit Corp.
 4.00%, due 1/3/00................   1,500,000      1,499,667
 5.50%, due 2/18/00...............   4,000,000      3,970,667
 5.80%, due 1/31/00...............   4,000,000      3,980,667
 6.35%, due 1/7/00................   4,000,000      3,995,767
 6.42%, due 1/4/00................   4,000,000      3,997,860
American General Finance Corp.
 5.50%, due 2/9/00................   4,000,000      3,976,167
 5.91%, due 3/13/00...............   4,000,000      3,952,720
 5.97%, due 2/10/00...............   3,000,000      2,980,100
ANZ Delaware Inc.
 6.00%, due 2/3/00................   3,000,000      2,983,500
Associates Corp. of North America
 5.90%, due 4/3/00................   4,000,000      3,939,033
 5.92%, due 3/3/00................   4,000,000      3,959,218
Associates First Capital Corp.
 6.50%, due 2/1/00................   4,000,000      3,977,611
Atlantis One Funding Corp.
 5.97%, due 2/7/00................   4,000,000      3,975,457
 6.06%, due 1/25/00...............   4,000,000      3,983,840
Bayerische Landesbank New York
 6.22%, due 1/5/00................   4,000,000      3,997,236
BellSouth Telecommunications Inc.
 5.80%, due 2/10/00...............   3,200,000      3,179,378
 5.88%, due 2/3/00................   3,000,000      2,983,830
British Telecommunications PLC
 5.70%, due 2/28/00...............   3,000,000      2,972,450
 5.80%, due 1/28/00...............   3,000,000      2,986,950
 5.95%, due 1/20/00...............   3,000,000      2,990,579
Caisse Centrale Desjardins Du
 Quebec
 6.02%, due 1/19/00...............   3,000,000      2,990,970
 6.05%, due 1/18/00...............   3,000,000      2,991,426
Chevron USA Inc.
 5.80%, due 1/28/00...............   4,000,000      3,982,600
 5.90%, due 2/8/00................   4,000,000      3,975,089
Cregem North America Inc.
 5.90%, due 3/1/00................   4,000,000      3,960,667
Deutsche Bank New York
 6.00%, due 2/2/00................   2,100,000      2,088,800
Edison International
 6.25%, due 2/11/00 (a)...........   5,100,000      5,063,698
 6.50%, due 2/4/00 (a)............   4,000,000      3,975,444
Ford Motor Credit Co.
 5.58%, due 2/17/00...............   4,000,000      3,970,860
 6.36%, due 1/13/00...............   4,500,000      4,490,460
 6.38%, due 4/3/00................   4,000,000      3,998,924
Formosa Plastics Corp. USA
 5.95%, due 3/6/00................   3,000,000      2,967,771

+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Franklin Resources Inc.
 6.04%, due 3/6/00 (a)............  $3,000,000   $  2,967,310
 6.08%, due 3/17/00 (a)...........   4,000,000      3,948,658
General Electric Capital Corp.
 5.25%, due 1/25/00...............   3,000,000      2,989,500
 5.79%, due 3/3/00................   4,000,000      3,960,113
 6.00%, due 2/17/00...............   3,000,000      2,976,500
 6.02%, due 3/31/00...............   3,000,000      2,954,850
Goldman Sachs Group L.P. (The)
 5.92%, due 2/29/00...............   3,000,000      2,970,893
 5.98%, due 2/22/00...............   4,000,000      3,965,449
 6.00%, due 4/7/00................   4,000,000      3,935,333
 6.04%, due 5/19/00...............   4,000,000      3,906,715
IBM Credit Corp.
 5.69%, due 3/20/00...............   3,000,000      2,962,541
International Nederlanden (U.S.)
 Funding Corp.
 5.77%, due 2/4/00................   3,000,000      2,983,652
 5.88%, due 3/24/00...............   3,000,000      2,959,330
Invensys PLC
 6.28%, due 1/24/00...............   4,000,000      3,983,951
KFW International Finance Inc.
 5.83%, due 2/14/00...............   4,000,000      3,971,498
 5.86%, due 2/3/00................   3,400,000      3,381,736
 5.92%, due 3/24/00...............   3,000,000      2,959,053
 6.05%, due 6/12/00...............   4,000,000      3,890,428
Lloyds Banks PLC
 5.75%, due 4/3/00................   4,000,000      3,940,583
Merrill Lynch & Co. Inc.
 5.86%, due 1/31/00...............   4,000,000      3,980,467
 5.86%, due 2/2/00................   4,000,000      3,979,164
 5.90%, due 2/25/00...............   4,000,000      3,963,944
Morgan (J.P.) & Co. Inc.
 5.87%, due 4/14/00...............   3,000,000      2,949,127
 6.00%, due 2/24/00...............   3,000,000      2,973,000
Morgan Stanley Dean Witter & Co.
 4.55%, due 6/7/00 (b)(c).........   8,000,000      8,000,000
 5.43%, due 1/31/00...............   3,000,000      2,986,425
National Rural Utilities
 Cooperative
 Finance Corp.
 5.75%, due 2/18/00...............   3,000,000      2,977,000
 5.87%, due 3/17/00...............   4,000,000      3,950,431
Nationwide Building Society
 5.90%, due 2/7/00................   4,000,000      3,975,744
 6.08%, due 1/6/00................   4,000,000      3,996,622
Pemex Capital Inc.
 6.10%, due 3/23/00...............   4,000,000      3,944,422
Petrobras International Finance
 Co.
 6.07%, due 3/15/00...............   4,000,000      3,950,091
Prudential Funding Corp.
 5.70%, due 1/12/00...............   3,000,000      2,994,775
 5.90%, due 1/27/00...............   3,000,000      2,987,217
 6.00%, due 1/24/00...............   3,000,000      2,988,500
 6.04%, due 1/20/00...............   3,000,000      2,990,437

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Quebec (Province of)
 5.80%, due 5/26/00...............  $4,000,000   $  3,903,478
 5.95%, due 5/26/00...............   4,000,000      3,905,911
Rabobank Netherland N.V.
 5.83%, due 6/8/00................   4,000,000      3,897,003
Receivables Capital Corp.
 5.90%, due 2/15/00...............   3,000,000      2,977,875
 6.01%, due 1/25/00...............   3,000,000      2,987,980
Salomon Smith Barney Holdings Inc.
 5.98%, due 1/19/00...............   4,000,000      3,988,040
 6.00%, due 1/21/00...............   4,000,000      3,990,683
 6.45%, due 1/14/00...............   4,000,000      3,986,667
San Paolo U.S. Financial Co.
 5.85%, due 2/7/00................   4,000,000      3,975,950
 5.86%, due 5/22/00...............   4,000,000      3,907,542
Santander Finance (DE) Inc.
 6.03%, due 1/28/00...............   3,000,000      2,986,444
Transportadora De Gas Del Sur S.A.
 (TGS)
 6.12%, due 3/27/00...............   4,000,000      3,941,520
Unifunding Inc.
 5.92%, due 2/4/00................   4,000,000      3,977,635
Wells Fargo & Co.
 5.92%, due 2/1/00................   3,000,000      2,984,707
 6.00%, due 2/9/00................   4,000,000      3,974,000
 6.02%, due 3/21/00...............   4,000,000      3,946,489
Wood Street Funding Corp.
 6.05%, due 1/14/00 (a)...........   3,000,000      2,993,446
 6.75%, due 1/7/00 (a)............   4,000,000      3,995,500
Xerox Corp.
 5.85%, due 2/14/00...............   4,000,000      3,971,400
                                                 ------------
                                                  332,088,890
                                                 ------------
FEDERAL AGENCIES (4.8%)
Federal Home Loan Mortgage Corp.
 (Discount Note)
 5.56%, due 2/23/00...............   4,000,000      3,967,258
Federal Mortgage Corporation
 (Discount Note)
 5.54%, due 2/15/00 - 2/24/00.....   8,000,000      7,939,060
 5.56%, due 1/10/00...............   3,000,000      2,995,830
Federal National Mortgage
 Association (Discount Note)
 5.53%, due 1/18/00...............   4,000,000      3,989,555
 5.59%, due 1/21/00...............   3,000,000      2,990,683
                                                 ------------
                                                   21,882,386
                                                 ------------
MEDIUM-TERM NOTES (5.5%)
IBM Credit Corp.
 5.898%, due 8/7/00...............   3,000,000      2,999,445
Merrill Lynch & Co. Inc.
 6.47%, due 2/15/00 (b)...........   2,000,000      2,000,784
Morgan (J.P.) & Co. Inc.
 6.42%, due 7/6/00 (b)............   3,000,000      2,998,707
Morgan Stanley Dean Witter & Co.
 6.18%, due 3/10/00 (b)...........   3,000,000      3,000,023

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
MEDIUM-TERM NOTES (Continued)
National Rural Utilities
 Cooperative
 Finance Corp.
 6.18%, due 7/14/00...............  $4,000,000   $  3,998,979
Xerox Corp., Series F
 5.64%, due 7/14/00...............   2,000,000      1,999,534
                                                 ------------
                                                   16,997,472
                                                 ------------
                                      SHARES
                                    ----------
INVESTMENT COMPANY (3.2%)
Merrill Lynch Premier
 Institutional Fund...............  14,518,362     14,518,362
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $468,588,067)
 (d)..............................       103.1%   468,588,067
Liabilities in Excess of
 Cash and Other Assets............        (3.1)   (14,117,837)
                                    ----------   ------------
Net Assets........................       100.0%  $454,470,230
                                    ==========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1999.
(c) Interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT +
                              -------------------------
Auto Finance................  $ 12,460,244        2.7%
Banks #.....................   140,384,478       30.9
Brokerage...................    60,857,304       13.4
Computer & Office Equipment...    7,961,519       1.8
Conglomerates...............    12,880,963        2.8
Consumer Financial
  Services..................    17,444,627        3.8
Diversified Financial
  Services..................    11,998,979        2.7
Diversified Manufacturing...     3,983,951        0.9
Domestic Oils...............    11,907,780        2.6
Equipment Loans.............     3,188,510        0.7
Federal Agencies............    21,882,386        4.8
Finance.....................    84,402,889       18.6
Foreign Government..........     7,809,389        1.7
Insurance...................    10,908,987        2.4
Investment Company..........    14,518,362        3.2
Special Purpose Finance.....     3,960,667        0.9
Telecommunication
  Services..................    26,070,459        5.7
Utilities...................    15,966,573        3.5
                               -----------    ---------
                               468,588,067      103.1
Liabilities in Excess of
  Cash and Other Assets.....   (14,117,837)      (3.1)
                               -----------    ---------
Net Assets..................  $454,470,230      100.0%
                               ===========    =========

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1999

ASSETS:
Investment in securities, at value
  (amortized cost $468,588,067)..........   $468,588,067
Cash.....................................         58,141
Interest receivable......................      2,140,306
Fund shares sold.........................        428,729
                                            ------------
        Total assets.....................    471,215,243
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................     16,510,769
  Adviser................................         96,063
  Administrator..........................         76,850
  Custodian..............................         10,472
  Directors..............................            288
Accrued expenses.........................         50,571
                                            ------------
        Total liabilities................     16,745,013
                                            ------------
Net assets applicable to outstanding
  shares.................................   $454,470,230
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 600 million shares authorized...   $  4,544,743
Additional paid-in capital...............    449,925,517
Accumulated net realized loss on
  investments............................            (30)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $454,470,230
                                            ============
Shares of capital stock outstanding......    454,473,289
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Interest...............................   $ 17,162,292
                                            ------------
Expenses:
  Advisory...............................        809,273
  Administration.........................        647,418
  Shareholder communication..............        100,025
  Professional...........................         45,631
  Custodian..............................         33,562
  Directors..............................         12,774
  Miscellaneous..........................         14,730
                                            ------------
        Total expenses...................      1,663,413
                                            ------------
Net investment income....................     15,498,879
                                            ------------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments.........            (30)
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 15,498,849
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1999
and December 31, 1998

                                                                  1999            1998
                                                              --------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  15,498,879   $   9,018,849
  Net realized gain (loss) on investments...................            (30)          2,765
                                                              -------------   -------------
  Net increase in net assets resulting from operations......     15,498,849       9,021,614
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................    (15,498,879)     (9,018,849)
  From net realized gain on investments.....................           (141)         (2,107)
                                                              -------------   -------------
    Total dividends and distributions to shareholders.......    (15,499,020)     (9,020,956)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    977,607,004     485,909,046
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............     16,403,044       8,752,871
                                                              -------------   -------------
                                                                994,010,048     494,661,917
  Cost of shares redeemed...................................   (771,091,687)   (403,892,045)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................    222,918,361      90,769,872
                                                              -------------   -------------
Net increase in net assets..................................    222,918,190      90,770,530
NET ASSETS:
Beginning of year...........................................    231,552,040     140,781,510
                                                              -------------   -------------
End of year.................................................  $ 454,470,230   $ 231,552,040
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                       YEAR ENDED DECEMBER 31
                                                  1999           1998           1997           1996           1995
                                              -------------------------------------------------------------------
Net asset value at beginning of
  year......................................  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                              ------------   ------------   ------------   ------------   ------------
Net investment income.......................          0.05           0.05           0.05           0.05           0.05
                                              ------------   ------------   ------------   ------------   ------------
Less dividends:
  From net investment income................         (0.05)         (0.05)         (0.05)         (0.05)         (0.05)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value at end of year..............  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                              ============   ============   ============   ============   ============
Total investment return.....................          4.84%          5.18%          5.25%          4.95%          5.59%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................          4.79%          5.05%          5.13%          4.92%          5.44%
  Net expenses..............................          0.51%          0.54%          0.54%          0.62%          0.62%
  Expenses (before reimbursement)...........          0.51%          0.54%          0.54%          0.64%          0.94%
Net assets at end of year
  (in 000's)................................  $    454,470   $    231,552   $    140,782   $    118,347   $     87,839

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999

LONG-TERM BONDS (97.1%)+
 CORPORATE BONDS (52.6%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AUTOMOBILES (1.7%)
DaimlerChrysler North America
 Holding Corp.
 6.90%, due 9/1/04...............  $ 5,000,000   $  4,950,000
                                                 ------------
BANKS--MAJOR REGIONAL (3.2%)
Fleet National Bank
 5.75%, due 1/15/09..............    5,000,000      4,393,750
Popular Inc.
 6.20%, due 4/30/01..............    5,000,000      4,925,000
                                                 ------------
                                                    9,318,750
                                                 ------------
BANKS--MONEY CENTER (1.4%)
Bank of America Corp.
 7.75%, due 7/15/02..............    4,000,000      4,065,000
                                                 ------------
BANKS--SAVINGS & LOANS (0.4%)
Golden West Financial Corp.
 10.25%, due 12/1/00 (a).........    1,000,000      1,027,500
                                                 ------------
BROADCAST/MEDIA (1.5%)
News America Inc.
 7.125%, due 4/8/28..............    5,000,000      4,375,000
                                                 ------------
CHEMICALS (2.4%)
Rohm & Haas Co.
 6.95%, due 7/15/04..............    2,000,000      1,977,028
 7.85%, due 7/15/29..............    5,000,000      5,025,100
                                                 ------------
                                                    7,002,128
                                                 ------------
CONTAINERS--METAL & GLASS (1.5%)
Owens-Illinois, Inc.
 7.80%, due 5/15/18..............    5,000,000      4,381,250
                                                 ------------
DISTRIBUTION/WHOLESALE (2.2%)
Pepsi Bottling Group, Inc.
 Series B
 7.00%, due 3/1/29...............    7,000,000      6,361,250
                                                 ------------
ELECTRIC POWER COMPANIES (2.9%)
Commonwealth Edison Co.
 6.95%, due 7/15/18..............    5,000,000      4,518,750
Niagara Mohawk Power Corp.
 7.125%, due 7/1/01..............    3,780,489      3,775,763
                                                 ------------
                                                    8,294,513
                                                 ------------
ELECTRONICS--DEFENSE (1.7%)
Raytheon Co.
 5.95%, due 3/15/01..............    5,000,000      4,912,500
                                                 ------------
FINANCIAL--MISCELLANEOUS (15.3%)
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000      4,950,000
CIT Group Inc.
 6.50%, due 6/14/02..............    3,000,000      2,958,750
 7.125%, due 10/15/04............    2,000,000      1,985,000

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FINANCIAL--MISCELLANEOUS (Continued)
Finova Capital Corp.
 7.25%, due 11/8/04..............  $ 5,000,000   $  4,943,750
Ford Motor Credit Corp.
 7.375%, due 10/28/09............    5,000,000      4,942,050
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000      5,917,500
Household Finance Corp.
 6.50%, due 11/15/08.............    7,000,000      6,474,370
John Deere Capital Corp.
 5.35%, due 10/23/01.............    5,000,000      4,862,500
Norwest Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000      6,702,500
                                                 ------------
                                                   43,736,420
                                                 ------------
OIL--INTEGRATED DOMESTIC (1.6%)
Conoco, Inc.
 6.95%, due 4/15/29..............    5,000,000      4,518,750
                                                 ------------
PAPER & FOREST PRODUCTS (1.6%)
Champion International Corp.
 9.875%, due 6/1/00 (a)..........    4,500,000      4,556,250
                                                 ------------
RAILROADS (4.8%)
CSX Corp.
 7.05%, due 5/1/02...............    7,000,000      6,973,750
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    7,000,000      6,851,250
                                                 ------------
                                                   13,825,000
                                                 ------------
RETAIL STORES--DEPARTMENT (2.4%)
Harcourt General, Inc.
 9.50%, due 3/15/00 (a)..........    2,000,000      2,010,000
Penney (J.C.) Co., Inc.
 6.95%, due 4/1/00 (a)...........    5,000,000      5,000,000
                                                 ------------
                                                    7,010,000
                                                 ------------
RETAIL STORES--GENERAL
 MERCHANDISE (1.7%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09.............    5,000,000      4,870,800
                                                 ------------
TELECOMMUNICATIONS--
 LONG DISTANCE (4.6%)
MCI Worldcom Inc.
 6.40%, due 8/15/05..............    8,000,000      7,680,000
Sprint Capital Corp.
 6.90%, due 5/1/19...............    6,000,000      5,460,000
                                                 ------------
                                                   13,140,000
                                                 ------------
UTILITY--ELECTRIC (1.7%)
Cleveland Electric Illuminating
 Co.
 7.88%, due 11/1/17..............    5,000,000      4,756,250
                                                 ------------
Total Corporate Bonds
 (Cost $157,334,282).............                 151,101,361
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.




  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999

 U.S. GOVERNMENT &
FEDERAL AGENCIES (44.5%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FEDERAL HOME LOAN BANK (1.7%)
   5.625%, due 3/19/01...........  $ 5,000,000   $  4,953,250
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (2.4%)
   5.91%, due 8/25/03............    7,000,000      6,755,350
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (27.4%)
   5.125%, due 2/15/04...........   15,000,000     14,096,550
   6.00%, due 2/1/14-10/1/28.....   12,905,251     11,965,280
   6.375%, due 6/15/09...........    5,000,000      4,773,050
   6.50%, due 11/1/09-6/1/29.....   18,044,861     17,128,634
   7.00%, due 2/1/27-1/1/28......   15,308,922     14,796,992
   7.50%, due 7/1/28.............    4,567,651      4,516,266
   8.00%, due 5/1/25-12/1/29.....   11,409,996     11,495,571
                                                 ------------
                                                   78,772,343
                                                 ------------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION I
(MORTGAGE PASS-THROUGH
SECURITY) (0.6%)
   9.00%, due 4/15/26............    1,685,432      1,764,950
                                                 ------------
UNITED STATES TREASURY
 BONDS (3.8%)
   5.25%, due 2/15/29............    8,000,000      6,614,960
   7.125%, due 2/15/23...........    4,000,000      4,161,760
                                                 ------------
                                                   10,776,720
                                                 ------------
UNITED STATES TREASURY
 NOTES (8.6%)
   6.00%, due 8/15/09............    5,000,000      4,843,750
   6.125%, due 8/15/07...........    5,000,000      4,876,350
   6.50%, due 8/15/05............   10,000,000      9,997,400
   7.00%, due 7/15/06............    5,000,000      5,120,000
                                                 ------------
                                                   24,837,500
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
Total U.S. Government &
 Federal Agencies
   (Cost $132,476,931)...........                $127,860,113
                                                 ------------
Total Long-Term Bonds
 (Cost $289,811,213).............                 278,961,474
                                                 ------------
SHORT-TERM
INVESTMENT (1.2%)
COMMERCIAL PAPER (1.2%)
Associates Corp. of North America
   5.07%, due on demand (b)......  $ 3,457,000      3,457,000
                                                 ------------
Total Short-Term Investment
 (Cost $3,457,000)...............                   3,457,000
                                                 ------------
Total Investments
 (Cost $293,268,213) (c).........         98.3%   282,418,474(d)
Cash and Other Assets,
 Less Liabilities................          1.7      4,942,648
                                    ----------     ----------
Net Assets.......................        100.0%  $287,361,122
                                    ==========     ==========

------------
(a)  Long-term security maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1999.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1999, net unrealized depreciation was $10,849,739, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $122,546 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,972,285.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1999

ASSETS:
Investment in securities, at value
  (identified cost $293,268,213).........   $282,418,474
Cash.....................................          2,415
Receivables:
  Interest...............................      4,754,200
  Fund shares sold.......................        638,384
                                            ------------
        Total assets.....................    287,813,473
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................        296,053
  Adviser................................         61,474
  Administrator..........................         49,180
  Shareholder communication..............         23,567
  Directors..............................            260
Accrued expenses.........................         21,817
                                            ------------
        Total liabilities................        452,351
                                            ------------
Net assets applicable to outstanding
  shares.................................   $287,361,122
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    234,721
Additional paid-in capital...............    301,427,423
Accumulated net realized loss on
  investments............................     (3,451,283)
Net unrealized depreciation on
  investments............................    (10,849,739)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $287,361,122
                                            ============
Shares of capital stock outstanding......     23,472,084
                                            ============
Net asset value per share outstanding....   $      12.24
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Interest...............................   $ 18,603,215
                                            ------------
Expenses:
  Advisory...............................        731,761
  Administration.........................        585,409
  Shareholder communication..............         56,494
  Professional...........................         54,015
  Directors..............................         12,485
  Portfolio pricing......................          8,142
  Miscellaneous..........................         13,454
                                            ------------
        Total expenses...................      1,461,760
                                            ------------
Net investment income....................     17,141,455
                                            ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
Net realized loss on investments.........     (3,386,687)
Net change in unrealized appreciation on
  investments............................    (18,241,917)
                                            ------------
Net realized and unrealized loss on
  investments............................    (21,628,604)
                                            ------------
Net decrease in net assets resulting from
  operations.............................   $ (4,487,149)
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1999
and December 31, 1998

                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 17,141,455   $ 14,515,227
  Net realized gain (loss) on investments...................    (3,386,687)     6,948,226
  Net change in unrealized appreciation on investments......   (18,241,917)        19,352
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (4,487,149)    21,482,805
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................   (17,287,214)   (14,391,518)
  From net realized gain on investments.....................       (25,226)    (7,064,292)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......   (17,312,440)   (21,455,810)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    59,285,805     63,383,438
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............    17,312,440     21,455,810
                                                              ------------   ------------
                                                                76,598,245     84,839,248
  Cost of shares redeemed...................................   (44,829,765)   (36,423,049)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    31,768,480     48,416,199
                                                              ------------   ------------
Net increase in net assets..................................     9,968,891     48,443,194
NET ASSETS:
Beginning of year...........................................   277,392,231    228,949,037
                                                              ------------   ------------
End of year.................................................  $287,361,122   $277,392,231
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $         --   $      7,643
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      YEAR ENDED DECEMBER 31
                                                1999             1998           1997           1996           1995
                                            --------------------------------------------------------------------------
Net asset value at beginning of year......  $      13.23     $      13.14   $      12.83   $      13.42   $      12.09
                                            ------------     ------------   ------------   ------------   ------------
Net investment income.....................          0.78             0.74           0.88           0.87           0.88
Net realized and unrealized gain (loss) on
  investments.............................         (0.99)            0.46           0.35          (0.59)          1.33
                                            ------------     ------------   ------------   ------------   ------------
Total from investment operations..........         (0.21)            1.20           1.23           0.28           2.21
                                            ------------     ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income..............         (0.78)           (0.74)         (0.88)         (0.87)         (0.88)
  From net realized gain
    on investments........................         (0.00)(a)        (0.37)         (0.04)            --             --
                                            ------------     ------------   ------------   ------------   ------------
Total dividends and distributions.........         (0.78)           (1.11)         (0.92)         (0.87)         (0.88)
                                            ------------     ------------   ------------   ------------   ------------
Net asset value at end of year............  $      12.24     $      13.23   $      13.14   $      12.83   $      13.42
                                            ============     ============   ============   ============   ============
Total investment return...................         (1.53%)           9.12%          9.65%          2.05%         18.31%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................          5.86%            5.86%          6.42%          6.31%          6.55%
  Net expenses............................          0.50%            0.52%          0.50%          0.58%          0.62%
  Expenses (before reimbursement).........          0.50%            0.52%          0.50%          0.58%          0.91%
Portfolio turnover rate...................           161%             206%           187%           103%            81%
Net assets at end of year (in 000's)......  $    287,361     $    277,392   $    228,949   $    226,375   $    235,030

---------------
(a) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999


COMMON STOCKS (93.9%)+
                                    SHARES          VALUE
                                  ------------------------
AEROSPACE/DEFENSE (1.1%)
United Technologies Corp........      220,000   $   14,300,000
                                                --------------
ALUMINUM (1.1%)
Alcoa Inc.......................      175,000       14,525,000
                                                --------------
BANKS--MAJOR REGIONAL (1.7%)
Bank of New York Co., Inc.
 (The)..........................      300,000       12,000,000
Mellon Financial Corp...........      286,000        9,741,875
                                                --------------
                                                    21,741,875
                                                --------------
BANKS--MONEY CENTER (0.8%)
Chase Manhattan Corp. (The).....      140,000       10,876,250
                                                --------------
BEVERAGES--ALCOHOLIC (0.9%)
Anheuser-Busch Cos., Inc........      160,000       11,340,000
                                                --------------
BIOTECHNOLOGY (0.2%)
Genentech, Inc. (a).............       15,000        2,017,500
                                                --------------
BROADCAST/MEDIA (6.8%)
AMFM Inc. (a)...................      189,578       14,834,479
CBS Corp. (a)...................      266,000       17,007,375
Clear Channel Communications,
 Inc. (a).......................      100,000        8,925,000
Comcast Corp. Special Class A...      450,000       22,753,125
MediaOne Group Inc. (a).........      180,000       13,826,250
Spanish Broadcasting System,
 Inc. (a).......................       25,000        1,006,250
USA Networks, Inc. (a)..........      197,000       10,884,250
                                                --------------
                                                    89,236,729
                                                --------------
CHEMICALS (1.4%)
Eastman Chemical Co.............      137,500        6,557,031
Praxair, Inc....................      125,000        6,289,063
Rohm & Haas Co..................      133,600        5,435,850
                                                --------------
                                                    18,281,944
                                                --------------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (12.6%)
ADC Telecommunications, Inc.
 (a)............................      250,000       18,140,625
Cisco Systems, Inc. (a).........      275,000       29,459,375
Hughes Electronics Corp. (a)....      160,000       15,360,000
JDS Uniphase Corp. (a)..........       50,000        8,065,625
Lucent Technologies Inc.........      200,000       14,962,500
Nokia Corp. ADR (b).............      125,000       23,750,000
Nortel Networks Corp............      235,000       23,735,000
QUALCOMM, Inc. (a)..............       88,000       15,499,000
Tellabs, Inc. (a)...............      260,000       16,688,750
                                                --------------
                                                   165,660,875
                                                --------------

                                    SHARES          VALUE
                                  ------------------------
COMPUTER SOFTWARE & SERVICES
 (4.3%)
ACNielson Corp. (a).............      230,000   $    5,663,750
America Online Inc. (a).........      220,000       16,596,250
Mercury Interactive Corp. (a)...       60,000        6,476,250
Microsoft Corp. (a).............      125,000       14,593,750
Oracle Corp. (a)................       76,400        8,561,575
Yahoo! Inc. (a).................       11,800        5,105,713
                                                --------------
                                                    56,997,288
                                                --------------
COMPUTER SYSTEMS (4.5%)
Comdisco, Inc...................      500,000       18,625,000
Compaq Computer Corp............      232,000        6,278,500
EMC Corp. (a)...................      155,000       16,933,750
Sun Microsystems, Inc. (a)......      230,000       17,810,625
                                                --------------
                                                    59,647,875
                                                --------------
COMPUTERS--NETWORKING (0.2%)
Sycamore Networks, Inc. (a).....       10,000        3,080,000
                                                --------------
CONTAINERS--PAPER (0.9%)
Smurfit-Stone Container Corp.
 (a)............................      500,000       12,250,000
                                                --------------
COSMETICS/PERSONAL CARE (1.0%)
Avon Products, Inc..............      400,000       13,200,000
                                                --------------
ELECTRIC POWER COMPANIES (0.4%)
Duke Energy Corp................      100,000        5,012,500
                                                --------------
ELECTRICAL EQUIPMENT (3.3%)
General Electric Co.............      200,000       30,950,000
SCI Systems, Inc. (a)...........      150,000       12,328,125
                                                --------------
                                                    43,278,125
                                                --------------
ELECTRONICS--SEMICONDUCTORS
 (7.4%)
Advanced Micro Devices, Inc.
 (a)............................      300,000        8,681,250
Applied Materials, Inc. (a).....      120,000       15,202,500
Intel Corp......................      175,000       14,404,688
Motorola, Inc...................      110,000       16,197,500
National Semiconductor Corp.
 (a)............................      250,000       10,703,125
Rambus Inc. (a).................       40,000        2,697,500
Texas Instruments Inc...........      200,000       19,375,000
Vitesse Semiconductor Corp.
 (a)............................      180,000        9,438,750
                                                --------------
                                                    96,700,313
                                                --------------
ENTERTAINMENT (1.1%)
Time Warner Inc.................      200,000       14,487,500
                                                --------------

------------
+ Percentages indicated are based on Portfolio net assets.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ------------------------
FINANCIAL-- MISCELLANEOUS (3.9%)
American Express Co.............       90,000   $   14,962,500
American General Corp...........      140,000       10,622,500
Citigroup Inc...................      300,000       16,668,750
Freddie Mac.....................      200,000        9,412,500
                                                --------------
                                                    51,666,250
                                                --------------
FOOD (0.3%)
International Home Foods, Inc.
 (a)............................      216,000        3,753,000
                                                --------------
FOOD & HEALTH CARE DISTRIBUTORS
 (1.1%)
SYSCO Corp......................      360,000       14,242,500
                                                --------------
HEALTH CARE-- DIVERSIFIED (3.3%)
Bristol-Myers Squibb Co.........      190,000       12,195,625
Johnson & Johnson...............      130,000       12,106,250
Warner-Lambert Co...............      227,250       18,620,297
                                                --------------
                                                    42,922,172
                                                --------------
HEALTH CARE--DRUGS (2.7%)
Glaxo Wellcome PLC ADR (b)......      180,000       10,057,500
Lilly (Eli) & Co................      200,000       13,300,000
SmithKline Beecham PLC ADR (b)..      182,300       11,746,956
                                                --------------
                                                    35,104,456
                                                --------------
HEALTH CARE--MEDICAL PRODUCTS
 (0.5%)
Guidant Corp. (a)...............      125,000        5,875,000
                                                --------------
HEALTH CARE--MISCELLANEOUS
 (0.7%)
Amgen Inc. (a)..................      160,000        9,610,000
                                                --------------
HOUSEHOLD PRODUCTS (1.0%)
Procter & Gamble Co. (The)......      120,000       13,147,500
                                                --------------
INSURANCE BROKERS (1.0%)
Marsh & McLennan Cos., Inc......      135,000       12,917,813
                                                --------------
INSURANCE--LIFE (0.8%)
ReliaStar Financial Corp........      275,000       10,776,562
                                                --------------
INSURANCE--MULTI-LINE (1.0%)
American International Group,
 Inc............................      119,750       12,947,969
                                                --------------
INSURANCE--PROPERTY & CASUALTY
 (0.8%)
Allstate Corp. (The)............      443,000       10,632,000
                                                --------------
LEISURE TIME (0.5%)
Mirage Resorts, Inc. (a)........      400,000        6,125,000
                                                --------------

                                    SHARES          VALUE
                                  ------------------------
MANUFACTURING--DIVERSIFIED
 (1.1%)
Honeywell International Inc.....      260,000   $   14,998,750
                                                --------------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (1.7%)
Coastal Corp. (The).............      280,000        9,922,500
Enron Corp......................      270,000       11,981,250
                                                --------------
                                                    21,903,750
                                                --------------
OIL & GAS--EQUIPMENT & SERVICES
 (1.7%)
Halliburton Co..................      250,000       10,062,500
Schlumberger Ltd................      185,000       10,406,250
Transocean Sedco Forex Inc......       35,816        1,206,551
                                                --------------
                                                    21,675,301
                                                --------------
OIL--INTEGRATED DOMESTIC (0.5%)
USX-Marathon Group..............      250,000        6,171,875
                                                --------------
OIL--INTEGRATED INTERNATIONAL
 (2.5%)
BP Amoco PLC ADR (b)............      131,582        7,804,457
Chevron Corp....................      120,000       10,395,000
Exxon Mobil Corp................      184,821       14,889,642
                                                --------------
                                                    33,089,099
                                                --------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp..............      175,000        7,087,500
                                                --------------
PUBLISHING (1.0%)
McGraw-Hill Cos., Inc. (The)....      214,000       13,187,750
                                                --------------
REAL ESTATE INVESTMENT/
 MANAGEMENT (1.0%)
First Industrial Realty Trust,
 Inc............................      350,000        9,603,125
Liberty Property Trust..........      166,500        4,037,625
                                                --------------
                                                    13,640,750
                                                --------------
RETAIL STORES--FOOD (0.9%)
Kroger Co. (The) (a)............      540,000       10,192,500
Smart & Final Inc...............      163,000        1,181,750
                                                --------------
                                                    11,374,250
                                                --------------
RETAIL STORES--GENERAL
 MERCHANDISE (2.1%)
Dayton Hudson Corp..............      140,000       10,281,250
Wal-Mart Stores, Inc............      250,000       17,281,250
                                                --------------
                                                    27,562,500
                                                --------------
RETAIL STORES-- SPECIALTY (1.0%)
Circuit City Stores-Circuit City
 Group..........................      300,000       13,518,750
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ------------------------
SEMICONDUCTORS (0.9%)
Novellus Systems, Inc. (a)......      100,000   $   12,253,130
                                                --------------
SPECIALIZED SERVICES (2.2%)
Cendant Corp. (a)...............      630,000       16,734,375
Young & Rubicam Inc. (a)........      175,000       12,381,250
                                                --------------
                                                    29,115,625
                                                --------------
TECHNOLOGY (0.0%) (c)
Symyx Technologies, Inc. (a)....       17,500          525,000
                                                --------------
TELECOMMUNICATIONS--LONG
 DISTANCE (5.8%)
Allegiance Telecom, Inc. (a)....      126,000       11,623,500
Loral Space & Communications
 Ltd. (a).......................      500,000       12,156,250
MCI WorldCom, Inc. (a)..........      225,000       11,939,062
Qwest Communications
 International Inc. (a).........      400,000       17,200,000
Sprint Corp. (FON Group)........      250,000       16,828,125
Sprint Corp. (PCS Group) (a)....       55,000        5,637,500
Time Warner Telecom Inc. Class A
 (a)............................       22,500        1,123,594
                                                --------------
                                                    76,508,031
                                                --------------
TELECOMMUNICATIONS--SERVICES
 (0.1%)
Triton PCS Holdings, Inc. Class
 A (a)..........................       30,000        1,365,000
                                                --------------
TELEPHONE (3.2%)
ALLTEL Corp.....................      175,000       14,470,312
Bell Atlantic Corp..............      200,000       12,312,500
GTE Corp........................       30,000        2,116,875
SBC Communications Inc..........      271,096       13,215,930
                                                --------------
                                                    42,115,617
                                                --------------
TEXTILES--HOME FURNISHINGS
 (0.4%)
WestPoint Stevens Inc...........      260,000        4,550,000
                                                --------------
Total Common Stocks (Cost
 $774,206,199)..................                 1,232,996,674
                                                --------------

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                  ------------------------
           SHORT-TERM
       INVESTMENTS (5.8%)
COMMERCIAL PAPER (5.8%)
Associates Corp. of North
 America
 5.20%, due on demand (d).......  $ 3,675,000   $    3,675,000
Federal Home Loan Banks Discount
 Note
 2.00%, due 1/06/00.............   25,000,000       24,993,055
Federal Home Loan Banks Discount
 Note
 5.76%, due 1/21/00.............   20,000,000       19,935,949
Federal National Mortgage Corp.
 Discount Note
 5.75%, due 1/18/00.............   18,700,000       18,649,184
Galaxy Funding Inc.
 5.60%, due 1/03/00.............    9,100,000        9,097,168
                                                --------------
Total Short-Term Investments
 (Cost $76,350,356).............                    76,350,356
                                                --------------
Total Investments
 (Cost $850,556,555) (e)........         99.7%   1,309,347,030(f)
Cash and Other Assets,
 Less Liabilities...............          0.3        3,558,448
                                   ----------    -------------
Net Assets......................        100.0%  $1,312,905,478
                                   ==========    =============

------------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c)  Less than one tenth of a percent.
(d)  Adjustable rate. Rate shown is the rate in effect at December 31, 1999.
(e)  The cost for Federal income tax purposes is $850,361,598.
(f) At December 31, 1999 net unrealized appreciation was $458,985,432, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $477,898,129 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $18,912,697.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1999

ASSETS:
Investment in securities, at value
  (identified cost $850,556,555).......   $1,309,347,030
Receivables:
  Fund shares sold.....................        4,299,435
  Dividends and interest...............          771,954
                                          --------------
        Total assets...................    1,314,418,419
                                          --------------
LIABILITIES:
Payables:
  Fund shares redeemed.................          898,925
  Adviser..............................          263,295
  Administrator........................          210,634
  Shareholder communication............          103,205
  Custodian............................           11,787
  Directors............................              957
Accrued expenses.......................           24,138
                                          --------------
        Total liabilities..............        1,512,941
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,312,905,478
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares
  authorized...........................   $      472,692
Additional paid-in capital.............      853,447,354
Accumulated undistributed net realized
  gain on investments..................          194,957
Net unrealized appreciation on
  investments..........................      458,790,475
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,312,905,478
                                          ==============
Shares of capital stock outstanding....       47,269,160
                                          ==============
Net asset value per share
  outstanding..........................   $        27.78
                                          ==============


STATEMENT OF OPERATIONS
For the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $    9,381,337
  Interest.............................        2,920,456
                                          --------------
        Total income...................       12,301,793
                                          --------------
Expenses:
  Advisory.............................        2,737,555
  Administration.......................        2,190,044
  Shareholder communication............          258,197
  Professional.........................           90,803
  Directors............................           45,294
  Miscellaneous........................           49,342
                                          --------------
        Total expenses.................        5,371,235
                                          --------------
Net investment income..................        6,930,558
                                          --------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.......      116,289,799
Net change in unrealized appreciation
  on investments.......................      175,477,844
                                          --------------
Net realized and unrealized gain on
  investments..........................      291,767,643
                                          --------------
Net increase in net assets resulting
  from operations......................   $  298,698,201
                                          ==============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $61,298.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1999
and December 31, 1998

                                                                    1999             1998
                                                              --------------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $      6,930,558   $   7,259,332
  Net realized gain on investments..........................       116,289,799      73,678,921
  Net change in unrealized appreciation on investments......       175,477,844     123,768,075
                                                              ----------------   -------------
  Net increase in net assets resulting from operations......       298,698,201     204,706,328
                                                              ----------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................        (6,931,381)     (7,247,513)
  From net realized gain on investments.....................      (116,319,036)    (73,678,921)
                                                              ----------------   -------------
    Total dividends and distributions to shareholders.......      (123,250,417)    (80,926,434)
                                                              ----------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................       163,123,595     121,819,072
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............       123,250,417      80,926,434
                                                              ----------------   -------------
                                                                   286,374,012     202,745,506
  Cost of shares redeemed...................................      (145,652,758)    (88,843,247)
                                                              ----------------   -------------
  Increase in net assets derived from capital share
    transactions............................................       140,721,254     113,902,259
                                                              ----------------   -------------
Net increase in net assets..................................       316,169,038     237,682,153
NET ASSETS:
Beginning of year...........................................       996,736,440     759,054,287
                                                              ----------------   -------------
End of year.................................................  $  1,312,905,478   $ 996,736,440
                                                              ================   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      YEAR ENDED DECEMBER 31
                                               1999            1998            1997            1996            1995
                                           -----------------------------------------------------------------------------
Net asset value at beginning of year.....  $       23.62   $       20.31   $       18.63   $       17.22   $       14.69
                                           -------------   -------------   -------------   -------------   -------------
Net investment income....................           0.16            0.19            0.16            0.18            0.22
Net realized and unrealized gain on
  investments............................           6.89            5.21            4.74            4.06            4.06
                                           -------------   -------------   -------------   -------------   -------------
Total from investment operations.........           7.05            5.40            4.90            4.24            4.28
                                           -------------   -------------   -------------   -------------   -------------
Less dividends and distributions:
  From net investment income.............          (0.16)          (0.19)          (0.16)          (0.18)          (0.22)
  From net realized gain
    on investments.......................          (2.73)          (1.90)          (3.06)          (2.65)          (1.53)
                                           -------------   -------------   -------------   -------------   -------------
Total dividends and distributions........          (2.89)          (2.09)          (3.22)          (2.83)          (1.75)
                                           -------------   -------------   -------------   -------------   -------------
Net asset value at end of year...........  $       27.78   $       23.62   $       20.31   $       18.63   $       17.22
                                           =============   =============   =============   =============   =============
Total investment return..................          29.96%          26.59%          26.75%          24.50%          29.16%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..................           0.63%           0.84%           0.80%           0.98%           1.29%
  Net expenses...........................           0.49%           0.51%           0.50%           0.58%           0.62%
  Expenses (before reimbursement)........           0.49%           0.51%           0.50%           0.58%           0.91%
Portfolio turnover rate..................             71%             69%            103%            104%            104%
Net assets at end of year (in 000's).....  $   1,312,905   $     996,736   $     759,054   $     564,685   $     427,507

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Fund are as follows:

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio. Each Portfolio's net asset value will fluctuate, and although the Cash Management Portfolio seeks to preserve the value of your investment of $1.00 per share, an investor could lose money by investing in any Portfolio. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the

                                                   MAINSTAY VP SERIES FUND, INC.

National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (D)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Net income earned on securities lending amounted to $112,983 net of broker fees and rebates, for the Growth Equity Portfolio, for the year ended December 31, 1999, which is included as interest income on the Statement of Operations.

                                      (E)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for Federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences: net assets are not affected.

                                                                                 ACCUMULATED
                                                                ACCUMULATED     UNDISTRIBUTED
                                                               UNDISTRIBUTED     NET REALIZED    ADDITIONAL
                                                               NET INVESTMENT    GAIN (LOSS)      PAID-IN
                                                               INCOME (LOSS)    ON INVESTMENTS    CAPITAL
                                                               --------------   --------------   ----------
Bond Portfolio..............................................      $138,116         $(39,370)     $ (98,746)
Growth Equity Portfolio.....................................           823          224,194       (225,017)

The reclassifications for the Portfolios are primarily due to distribution reclassifications, investments in real estate investment trusts and paydown gain
(loss).

                                      (G)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay Shields LLC ("MacKay Shields") acts as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. MacKay Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE LLC and an indirect wholly-owned subsidiary of New York Life. As of May 1, 1999, Madison Square Advisors LLC ("Madison Square Advisors") acts as investment adviser to Bond and

                                                   MAINSTAY VP SERIES FUND, INC.

Growth Equity Portfolios under an Investment Advisory Agreement. Madison Square Advisors is a registered investment adviser, a wholly-owned subsidiary of NYLIFE LLC and an indirect subsidiary of New York Life. Prior to May 1, 1999, New York Life acted as investment adviser to the Bond and Growth Equity Portfolios and was replaced by Madison Square Advisors under a Substitution Agreement. The substitution had no effect on investment personnel, investment strategies or fees of the Portfolios.

NYLIAC is Administrator for the Fund.

The Fund, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Cash Management Portfolio...................................    0.25%        0.20%
Bond Portfolio..............................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Fund allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life are charged to the Portfolios. For the year ended December 31, 1999, these fees in the following amounts, were included in Professional fees shown on the Statement of Operations:

Cash Management Portfolio...................................   $ 7,697
Bond Portfolio..............................................     7,893
Growth Equity Portfolio.....................................    31,508

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1999, for Federal income tax purposes, capital loss carryforwards were available to the extent provided by regulations to offset future realized gains of Bond Portfolio, in the amount of approximately $3,451,000, through the year 2007. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.
--------------------------------------------------------------------------------
NOTE 5--Line of Credit:
--------------------------------------------------------------------------------

Bond and Growth Equity Portfolios participate in a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the year ended December 31, 1999.

NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 1999, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND                GROWTH EQUITY
                                                                    PORTFOLIO               PORTFOLIO
                                                              PURCHASES     SALES     PURCHASES     SALES
                                                              --------------------------------------------
U.S. Government Securities..................................  $227,240    $204,186    $     --    $     --
All others..................................................   275,225     252,536     765,368     742,896
                                                               --------------------------------------------
Total.......................................................  $502,465    $456,722    $765,368    $742,896
                                                               ============================================

--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the years ended December 31, 1999 and December 31, 1998 were as follows:

                                                         CASH MANAGEMENT            BOND              GROWTH EQUITY
                                                            PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                         1999       1998       1999       1998       1999       1998
                                                       ------------------------------------------------------------
Shares sold..........................................   977,614    485,911     4,522      4,582      6,274      5,372
Shares issued in reinvestment of
  dividends and distributions........................    16,403      8,753     1,412      1,627      4,477      3,440
                                                       ------------------------------------------------------------
                                                        994,017    494,664     5,934      6,209     10,751      8,812
Shares redeemed......................................  (771,097)  (403,894)   (3,431)    (2,659)    (5,689)    (3,977)
                                                       ------------------------------------------------------------
Net increase.........................................   222,920     90,770     2,503      3,550      5,062      4,835
                                                       ============================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio (three of the fifteen portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

                             OFFICERS AND DIRECTORS
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John Weisser, Director
                        John A. Flanagan, Treasurer
                        Joseph McBrien, Secretary
                        Richard D. Levy, Controller

                              INVESTMENT ADVISERS
                        MacKay Shields LLC
                        Madison Square Advisors LLC

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

NY LIFE LOGO
       NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
       51 MADISON AVENUE, ROOM 2304
       NEW YORK, NY 10010
                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                     NYLIAC

                                [RECYCLED LOGO]
                                   Printed on
                                    recycled
                                     paper

                                 18503 (2/2000)